Exhibit 99.1
Execution Copy
EXCHANGE AGREEMENT
     This Exchange Agreement, dated as of January 13, 2006 (the “Agreement”), is entered into by and among Bookham, Inc., Delaware corporation (the “Company”), Bookham Technology plc, a company incorporated under the laws of England and Wales (“Bookham plc”) and the parties listed on Exhibit A hereto (each, an “Investor”).
Recitals
     WHEREAS, each Investor holds an Amended and Restated Series B-1 Senior Secured Note due 2006 issued by Bookham plc, the payment of which and performance of all obligations under which had been fully and unconditionally guaranteed by the Company, of which the amount of principal thereof is set forth opposite such Investor’s name on Exhibit A and the security for which has previously been released by the prior holder thereof (each, a “Note”);
     WHEREAS, the Company, Bookham plc and each Investor desire that the Note held by such Investor be surrendered to the Company for cancellation in exchange for such number of shares of common stock, $0.01 par value per share, of the Company (the “Common Stock”) as is set forth opposite such Investor’s name on Exhibit A (the “Shares”) and a warrant in the form attached hereto as Exhibit B (a “Warrant”) to purchase such number shares of Common Stock is set forth opposite such Investor’s name on Exhibit A (the “Warrant Shares”); and
     WHEREAS, on the date hereof, (1) the Company has paid to Nortel Networks UK Limited (“NNUKL”) all of the outstanding principal and interest accrued on the Company’s Amended and Restated Series A-2 Senior Secured Note due 2007 (the “Series A Note”) and the Series A Note has been retired and cancelled; (2) NNUKL, Nortel Networks Corporation (“Nortel”) and certain of their affiliates (the “Secured Parties”) have entered into a Release Agreement with the Company, Bookham plc and certain subsidiaries of Bookham plc providing for the release of certain security interests in favor of such Secured Parties in certain assets and other property of the Company and its affiliates; (3) Nortel Networks Limited (“NNL”) and Bookham plc have entered into an Addendum to the Optical Components Supply Agreement effective November 8, 2002 between NNL and Bookham plc; (4) the Investors have purchased the Notes from NNUKL pursuant to the Note Purchase Agreement dated as of the date hereof by and among Nortel, NNUKL, the Company, Bookham plc and the Investors (the “Note Purchase Agreement”); (5) the Company has entered into a Securities Exchange Agreement with the holders (the “Holders”) of 7% Senior Unsecured Convertible Debentures of the Company (the “Debentures”) providing for the conversion and exchange of such Debentures for Common Stock, warrants to purchase Common Stock and cash (the “2006 Securities Exchange Agreement”); (6) the Company and the Holders entered into a Registration Rights Agreement providing for the registration of the shares of Common Stock issuable in such exchange and upon exercise of certain of the warrants issued to the Holders on a resale registration statement (the “Registration Statement”) and (7) the Company and Nortel have entered into a Registration and Lock-Up Agreement providing for the registration of 3,999,999 shares of Common Stock held by Nortel on the Registration Statement and the lock-up of such shares.
     NOW THEREFORE, in consideration of the mutual covenants contained herein and for other valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:
     1. AGREEMENT TO EXCHANGE NOTES.
     Pursuant to the terms and conditions set forth in this Agreement, at the Closing (as defined below), each Investor shall surrender its Note to the Company and, in exchange therefore, the Company shall issue the Shares and the Warrant to such Investor.
     2. CLOSING; DELIVERY; RETIREMENT AND CANCELLATION.
     2.1 Closing. The closing of the transactions contemplated by Section 1 above (the “Closing”) shall take place at 10:00 a.m. Boston time on January 13, 2006 at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109 or such other time and place as the parties may agree.
     2.2 Delivery. At the Closing, subject to the terms and conditions hereof, each Investor shall deliver its Note to the Company and, in exchange therefor, the Company shall issue and deliver to such Investor (i) a stock certificate representing the Shares and (ii) a Warrant, each registered in the name of such Investor. Immediately following the Closing, the Company shall take such actions relating to the reissuance of unlegended stock certificates representing the Shares and unlegended Warrants as is described in Section 5.2.
     2.3 Retirement and Cancellation. The Notes, when surrendered to the Company for exchange in accordance with this Agreement, shall be immediately retired and canceled. Effective as of the Closing, all obligations of the Company, Bookham plc and its subsidiaries under the Notes shall be deemed satisfied in full and, effective as of the Closing, the Investors hereby release the Company, Bookham plc and its subsidiaries from all liability therefor.
     3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND BOOKHAM PLC.
     3.1 Authorization. Each of the Company and Bookham plc has all requisite corporate power and authority to execute and deliver this Agreement and to execute and deliver any and all instruments necessary or appropriate in order to effectuate fully the terms and conditions contained herein and all related transactions and to perform its respective obligations hereunder. This Agreement has been duly authorized by all necessary action on the part of the Company and Bookham plc, has been duly executed and delivered by the Company and Bookham plc, and constitutes the valid and legally binding obligation of the Company and Bookham plc enforceable in accordance with its terms and conditions.
     3.2 Valid Issuance of the Shares and Warrant Shares. The Shares, upon issuance pursuant to the terms hereof, and the Warrant Shares, when issued upon exercise of the Warrants in accordance with their terms, will be duly and validly issued, fully paid and non-assessable and, assuming the accuracy of the Investors’ representations in this Agreement at the time of each such issuance, issued in compliance with all applicable securities laws.
     3.3 No Conflicts; Approvals and Consents.
          (a) Neither the execution or delivery by the Company or Bookham plc of this Agreement, the consummation of the transactions contemplated hereby, nor the compliance by the Company or Bookham plc with any of the provisions hereof will (i) conflict with, violate or result in the breach of, any provision of the certificate of incorporation or by-laws of the Company or the memorandum or articles of association of Bookham plc; (ii) conflict with, violate, or result in the breach by the Company or Bookham plc of any applicable law; (iii) conflict with, violate, result in the breach or termination of, or constitute a default or give rise to any right of termination or acceleration or right to increase the obligations or otherwise modify the terms under any contract, agreement or understanding to which the Company or Bookham plc is a party or by which the Company or Bookham plc or any of its assets is bound; or (iv) result in the creation of any lien upon any of the assets of the Company or Bookham plc, in each case, with respect to the foregoing, except for such conflicts, violations, breaches, terminations, defaults, rights or liens that have not had and would not reasonably by expected to have, individually or in the aggregate, a material adverse effect on the Company or Bookham plc.
          (b) No consent, approval or authorization of, permit from, or declaration, filing or registration with, any governmental authority or any other person is required to be made or obtained by the Company or Bookham plc in connection with the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, except where the failure to obtain such consent, approval, authorization or permit, or to make such declaration, filing or registration, has not had and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the Company or Bookham plc, and except for such filings required to be made after the Closing under applicable federal and state securities laws.
     3.4 Reports; Financial Statements.
          (a) As of the respective dates of their filing with the Commission, all reports, together with any amendments thereto, filed by the Company with the Securities and Exchange Commission (the “Commission”) under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) since December 31, 2004 (the “SEC Reports”), complied in all material respects with the applicable requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder. The SEC Reports did not at the time they were filed with the Commission contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
          (b) Each of the consolidated financial statements (including, in each case, any related notes and schedules) contained in the SEC Reports at the time filed (i) complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission with respect thereto, (ii) were prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as may be indicated in the notes to such financial statements or, in the case of unaudited statements, as permitted by the Commission on Form 10-Q under the Exchange Act) and (iii) fairly presented the consolidated financial position of the Company and its subsidiaries as of the dates thereof and the consolidated results of its operations and cash flows for the periods indicated, consistent with the books and records of the Company and its subsidiaries, except that the unaudited interim financial statements were subject to normal and recurring year-end adjustments which were not expected to be material in amount.
     3.5 Absence of Certain Changes or Events. Except as disclosed in the SEC Reports, since October 1, 2005, there has not been any event, change, circumstance, development or effect that, individually or in the aggregate, has had, or is reasonably likely to have, any material adverse change, event, circumstance or development with respect to, or any material adverse effect on, (i) the business, assets, liabilities, capitalization, condition (financial or other), or results of operations of the Company and its subsidiaries, taken as a whole or (ii) the ability of the Company or Bookham plc to consummate the transactions contemplated by this Agreement.
     3.6 Disclosure. Except for the transactions contemplated by this Agreement, the Company confirms that neither it nor any other person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that constitutes material non-public information.
     3.7 Listing. The Company has filed an additional listing application with The Nasdaq Stock Market, Inc. listing the Shares and the shares of Common Stock issuable upon exercise of the Warrants.
     4. REPRESENTATIONS AND WARRANTIES OF THE INVESTORS.
     Each Investor hereby represents and warrants to the Company and Bookham plc as follows:
     4.1 Investment. The Investor is acquiring the Shares, its Warrant and the Warrant Shares (collectively, the “Securities”) for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same; provided, however that by making the representations herein, the Investor does not agree to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act of 1933, as amended (the “Securities Act”).
     4.2 Authority. The Investor has full power and authority to enter into and to perform this Agreement in accordance with its terms. Such Investor has not been organized, reorganized or recapitalized specifically for the purpose of investing in the Company.
     4.3 Experience. The Investor has reviewed the representations concerning the Company contained in this Agreement, and has made inquiry concerning the Company, its business and its personnel; the officers of the Company have made available to the Investor any and all written information which it has requested and have answered to the Investor’s satisfaction all inquiries made by the Investor; and the Investor has sufficient knowledge and experience in finance and business that it is capable of evaluating the risks and merits of its investment in the Company and the Investor is able financially to bear the risks thereof.
     4.4 Accredited Investor. The Investor is an “accredited investor” within the meaning of Regulation D under the Securities Act.
     4.5 Securities Not Registered. The Investor understands that the Securities have not been registered under the Securities Act and that such Securities must continue to be held by the Investor unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration.
     4.6 Ownership. The Investor acquired its Note to be tendered by it at the Closing from NNUKL pursuant to the Note Purchase Agreement, and has not placed or permitted to be placed on such Note any liens, encumbrances or adverse claims of any kind whatsoever as of the Closing.
     4.7 Independent Investment. No Purchaser has agreed to act with any other Purchaser for the purpose of acquiring, holding, voting or disposing of the Securities issued hereunder for purposes of Section 13(d) under the Exchange Act, and each Purchaser is acting independently with respect to its investment in the Securities.
     5. TRANSFER; LEGENDS.
     5.1 Transfer Restrictions. The Securities shall not be sold or transferred unless either (i) they first shall have been registered under the Securities Act, or (ii) the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Securities Act.
     5.2 Legend. Each certificate representing Shares and the Warrant shall bear a legend substantially in the following form:
“The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be offered, sold or otherwise transferred, pledged or hypothecated unless and until such shares are registered under such Act or an opinion of counsel satisfactory to the Company is obtained to the effect that such registration is not required.”
Immediately after the Closing, the Company shall cause its transfer agent to remove the foregoing legend from the certificates representing any Shares and shall remove the foregoing legend from the Warrant and shall cause Wilmer Cutler Pickering Hale and Dorr LLP to render such legal opinions to the Company’s transfer agent as may be required to effect such legend removal (subject to receipt by the Company of customary representations and other documentation reasonably acceptable to the Company in connection therewith) substantially in the form attached hereto as Exhibit C.

     6. RIGHT OF PARTICIPATION.
     6.1 Offered Securities. The Company will not, directly or indirectly, effect a Subsequent Placement (as defined in Section 6.3), unless in each such case the Company shall have first offered to sell to the Investors at least twenty five percent (25%) of the securities being offered in such Subsequent Placement (the securities being offered to the Investors being referred to herein as the “Offered Securities”); provided, however, the Company’s obligation under this Section 6.1 to first offer to sell the Investor at least twenty-five percent (25%) of the securities being offered in such Subsequent Placement shall terminate on the earlier of (i) January 13, 2010 or (ii) the date on which the aggregate value of the Offered Securities (such value to be determined by reference to the price contained in the Offer (as defined below)) equals $12.5 million (the “Capped Amount”). The Company shall offer to sell to each Investor (A) such Investor’s Pro Rata Share of the Offered Securities (the “Basic Amount”), and (B) such additional portion of the Offered Securities as such Investor shall indicate it will purchase should the other Investors subscribe for less than their Basic Amounts (the “Undersubscription Amount”), at a price and on such other terms as shall have been specified by the Company in writing delivered to such Investor (the “Offer”), which Offer by its terms shall remain open and irrevocable for a period of not less than ten (10) Business Days from such Investor’s receipt of the terms of the Offer in writing (the “Offer Period”).
     6.2 Offered Securities in Excess of the Capped Amount. In the event that the Company makes an offer to any Investor or group of Investors (which group is less than all of the Investors) to purchase any of the securities being offered by the Company in a Subsequent Placement that is in excess of the Capped Amount on or before January 13, 2010 (an “Uncapped Offer”), the Company shall be required to also make the Uncapped Offer to all of the Investors. The Uncapped Offer shall be made to all of the Investors in accordance with the terms of this Section 6 as if it were an Offer.
     6.3 Subsequent Placement. A “Subsequent Placement” shall mean the issuance, sale or exchange of (1) any shares of Common Stock, (2) any other equity security of the Company, including without limitation shares of preferred stock, (3) any other security of the Company which by its terms is convertible into or exchangeable or exercisable for any equity security of the Company, or (4) any option, warrant or other right to subscribe for, purchase or otherwise acquire any such security described in the foregoing clauses (1) through (3); provided, however, that a Subsequent Placement shall not be deemed to include any (i) securities acquired under this Agreement, including upon the exercise of Warrants; (ii) securities issued or acquired pursuant to the 2006 Securities Exchange Agreement, including upon the conversion of Debentures or exercise of any warrants issued thereunder; (iii) securities issued upon conversion of the Debentures or exercise of warrants to purchase Common Stock issued pursuant to the Securities Purchase Agreement dated December 20, 2004 between the Company and the investors named therein; (iv) shares of Common Stock issuable or issued to (x) employees, consultants or directors from time to time either directly or upon the exercise of options, in such case granted or to be granted by the Board of Directors, pursuant to one or more stock option plans or restricted stock plans or stock purchase plans in effect as of the Closing Date or approved by the Board of Directors including a majority of the independent members of the Board of Directors, or (y) vendors pursuant to warrants to purchase Common Stock that are outstanding on the date hereof or issued hereafter, provided such issuances are approved by the Board of Directors and (z) up to an aggregate of 489,080 shares of Common Stock issuable upon the achievement of certain revenue milestones pursuant to the Asset Purchase Agreement dated as of July 3, 2003 by and among Bookham Technology plc, Bookham Technology, Inc. and Cierra Photonics, Inc. and the Agreement and Plan of Merger dated as of September 24 2003 by and among Ingrid Optics, Inc., Bookham Technology plc, Bookham Technology, Inc. and Ingrid Acquisition Corp.; (v) any borrowings, direct or indirect, from financial institutions by the Company that are approved by the Board of Directors, including any type of loan or payment evidenced by any type of Debt instrument, provided the value of the equity portion of any such borrowings, including warrants, options or other rights to purchase capital stock and other interests convertible into capital stock of the Company, does not exceed ten percent (10%) of such borrowing; (vi) shares of Common Stock issued in connection with any stock split, stock dividend or recapitalization of the Company; (vii) shares of capital stock of the Company issued in connection with the merger with or acquisition by the Company of any corporation or other entity or substantially all of the assets of any corporation or other entity or division thereof occurring after the Effective Date; (viii) shares of Common Stock issued upon the exercise or conversion of any securities of the Company outstanding on the date hereof; (ix) shares of Common Stock issued to a Person in connection with a joint venture, strategic alliance or other commercial relationship with such Person relating to the operation of the Company’s business the primary purpose of which is not to raise equity capital; and (x) securities issued pursuant to a bona fide firm commitment underwritten public offering with a nationally recognized underwriter.
     6.4 Notice of Acceptance. Each Investor that wishes to accept the Offer shall deliver written notice thereof (a “Notice of Acceptance”) to the Company prior to the expiration of the Offer Period, specifying the amount of such Investor’s Basic Amount that the Investor elects to purchase and, if such Investor elects to purchase all of its Basic Amount, the Undersubscription Amount that Investor elects to purchase. If the aggregate of the Basic Amounts subscribed for by all Investors is less than the total Offered Securities, each Investor who has indicated in its Notice of Acceptance that it wishes to purchase Undersubscription Amounts shall be entitled to purchase all Undersubscription Amounts it has subscribed for; provided, however, that if the aggregate of the Undersubscription Amounts subscribed for exceed the difference between the Offered Securities and the Basic Amounts subscribed for (the “Available Undersubscription Amount”), each Investor who has subscribed for any Undersubscription Amount shall be entitled to purchase only that portion of the Available Undersubscription Amount as the Undersubscription Amount subscribed for by such Investor bears to the total Undersubscription Amounts subscribed for by all Investors, subject to rounding by the Board of Directors to the extent it deems reasonably necessary.
     6.5 Permitted Sales Of Refused Securities. In the event that Notices of Acceptance are not timely delivered by the Investors in respect of all the Offered Securities, the Company shall have forty-five (45) days from the expiration of the Offer Period to close the sale of all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by an Investor (the “Refused Securities”) to the Person or Persons specified in the Offer, but only upon terms and conditions, including, without limitation, unit price and interest rates (if applicable), which are, in the aggregate, no more favorable to such other Person or Persons or less favorable to the Company than those set forth in the Offer.

     6.6 Reduction in Amount of Offered Securities. In the event that the Company proposes to sell less than all the Refused Securities (any such sale to be in the manner and on the terms specified in paragraph (c) above), then each Investor may, at its option and in its sole and absolute discretion, reduce the number or other units of the Offered Securities specified in its Notice of Acceptance to an amount which shall be not less than the amount of the Offered Securities which such Investor elected to purchase pursuant to paragraph (b) above multiplied by a fraction, (A) the numerator of which shall be the amount of Offered Securities which the Company actually proposes to sell, and (B) the denominator of which shall be the amount of all Offered Securities. In the event that any Investor so elects to reduce the number or amount of Offered Securities specified in its Notice of Acceptance, the Company may not sell or otherwise dispose of more than the reduced amount of the Offered Securities until such securities have been offered to the Investors in accordance herewith.
     6.7 Closing of Offer. Upon each closing of the purchase and sale of Offer Securities, the Investor shall purchase from the Company, and the Company shall sell to the Investor the number of Offered Securities specified in the Notices of Acceptance, as reduced pursuant to paragraph (d) above if the Investors have so elected, upon the terms and conditions specified in the Offer. The purchase by the Investors of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and the Investors of a purchase agreement relating to such Offered Securities on the same terms and conditions applicable to other Persons purchasing the Offered Securities.
     6.8 Further Sale. In each case, any Offered Securities not purchased by the Investors or other Person or Persons in accordance herewith may not be sold or otherwise disposed of by the Company until they are again offered to the Investors under the procedures specified herein.
     7. MISCELLANEOUS.
     7.1 Parties in Interest. All covenants, agreements, representations, warranties and undertakings in this Agreement made by and on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and permitted assigns of the parties hereto.
     7.2 Amendments and Waivers. Except as set forth in this Agreement, changes in or additions to this Agreement may be made, or compliance with any term, covenant, agreement, condition or provision set forth herein may be omitted or waived (either generally or in a particular instance and either retroactively or prospectively), upon the written consent of (i) the Company and (ii) the Investor.
     7.3 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York (without reference to the conflicts of law provisions thereof).
     7.4 Notices. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be deemed delivered (i) two business days after being sent by registered or certified mail, return receipt requested, postage prepaid or (ii) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, in each case to the intended recipient as set forth below:

          (a) If to the Company or Bookham plc, at Bookham, Inc., 10 Brewer Hunt Way, Ottawa, ON K2K 2B5, Canada, Attention: General Counsel, or at such other address or addresses as may have been furnished in writing by the Company to the Investor, with a copy to Thomas S. Ward, Esq., Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, MA 02109; and
          (b) If to an Investor, at the address set forth opposite such Investor’s name on
Exhibit A.
          (c) Any party may give any notice, request, consent or other communication under this Agreement using any other means (including, without limitation, personal delivery, messenger service, telecopy, first class mail or electronic mail), but no such notice, request, consent or other communication shall be deemed to have been duly given unless and until it is actually received by the party for whom it is intended. Any party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other parties notice in the manner set forth in this Section.
     7.5 Entire Agreement. This Agreement and the exhibits hereto together with any other agreement referred to herein constitute the entire agreement between the Company and the Investor with respect to the subject matter hereof. This Agreement supersedes all prior agreements between the parties with respect to the subject matter hereof.
     7.6 Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.
     7.7 Counterparts; Facsimile Signatures. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which shall constitute one and the same document. This Agreement may be executed by facsimile signatures.
     7.8 Registration Rights. The Company hereby agrees to offer each Investors the right to include the shares of Common Stock issuable upon exercise of the Warrants in the Registration Statement for resale registration subject to such Investor providing the information and representations substantially similar to those required of the Holders in the Registration Rights Agreement.

     IN WITNESS WHEREOF, this Exchange Agreement has been executed by the parties hereto as of the day and year first written above

COMPANY:

BOOKHAM, INC.

By:	/s/ Stephen Abely
Name: Stephen Abely Title: Chief Financial Officer

BOOKHAM PLC:

BOOKHAM TECHNOLOGY PLC

By:	/s/ Stephen Abely
Name: Stephen Abely Title: Chief Financial Officer

INVESTORS:

Capital Ventures International

By: Heights Capital Management, Inc.
its authorized agent

By:	/s/ Martin Kobinger
Name: Martin Kobinger Title: Investment Manager

Magnetar Capital Master Fund, Ltd.

By: Magnetar Financial LLC
Its: Investment Manager

By:	/s/ Paul Smith
Name: Paul Smith Title: General Counsel

Portside Growth & Opportunity Fund

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith Title: Authorized Signatory

Satellite Strategic Finance Associates, LLC

By: Satellite Asset Management, L.P., its Manager

By:	/s/ Simon Raykher
Name: Simon Raykher Title: General Counsel

SDS Capital Group SPC, Ltd.

By:	/s/ Scott Derby
Name: Scott Derby Title: General Counsel

Smithfield Fiduciary LLC

By:	/s/ Adam J. Chill
Name: Adam J. Chill Title: Authorized Signatory

Vicis Capital Master Fund

By: Vicis Capital, LLC

By:	/s/ Shad L. Stastney
Name: Shad L. Stastney Title: Member

Exhibit A

	Principal Amount of
	Series B-1 Note	Number of Shares of	Number of Warrant
Investor	Exchanged	Common Stock	Shares
Capital Ventures International	$1,000,000	198,020	26,527

Magnetar Capital Master Fund, Ltd.	$12,500,000	2,475,248	331,593

Portside Growth & Opportunity Fund	$2,125,000	420,792	56,371

Satellite Strategic Finance Associates, LLC	$2,000,000	396,040	53,055

SDS Capital Group SPC, Ltd.	$2,000,000	396,040	53,055

Smithfield Fiduciary LLC	$2,125,000	420,792	56,371

Vicis Capital Master Fund	$4,110,000	813,861	109,028

Total	$25,860,000	5,120,793	686,000